Exhibit 10.32

               AMENDMENT NO. 1, dated as of April 25, 2002 (this "Amendment No. 1" or this "Amendment"), in respect of the CANADIAN SHORT-TERM REVOLVING CREDIT AGREEMENT, dated as of March 31, 2000, as amended and restated as of December 7, 2001 (the "Credit Agreement"), among BURLINGTON RESOURCES CANADA LTD., as borrower (the "Borrower"), BURLINGTON RESOURCES INC., a Delaware corporation (the "Parent"), the financial institutions (the "Lenders") listed on the signature pages thereof, J.P. Morgan Bank Canada, as administrative agent (the "Administrative Agent"), Citibank Canada and Fleet National Bank, as co-syndication agents, and Bank of America Canada and The Toronto Dominion Bank, as co-documentation agents.

     The Borrower and the Parent have advised the Administrative Agent and the Lenders that they desire to amend the Credit Agreement to eliminate any inconsistency between (i) the requirements of Section 5.03(b)(ii) thereof with respect to the form, scope and substance of the auditor's "negative assurance" letter referred to therein and (ii) SAS 62 and other applicable accounting rules and guidelines in effect from time to time, and have requested in connection therewith that the Credit Agreement be amended as set forth in Section 1 below, and the parties hereto are willing so to amend the Credit Agreement. Each capitalized term used but not defined herein and defined in the Credit Agreement has the meaning assigned thereto in the Credit Agreement.

     In consideration of the premises and the agreements and provisions herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

     SECTION 1. Amendment and Waiver. (a) Upon the effectiveness of this Amendment No. 1 as provided in Section 3 below, clause (ii) of Section 5.03(b) of the Credit Agreement shall be amended to read in its entirety as follows:

          (ii) a letter from such accountants stating that in making the investigations necessary for such report they obtained no knowledge, except as specifically stated therein, of any Event of Default which is continuing hereunder or of any event not theretofore remedied which with notice or lapse of time or both would constitute such an Event of Default (which letter may be limited in form, scope and substance to the extent required by applicable accounting rules or guidelines in effect from time to time);

     (b) The Lenders hereby waive any Default that may exist or have existed at or prior to the date of effectiveness hereof by reason of the delivery to the Lenders of a letter referred to in Section 5.03(b)(ii) of the Credit Agreement that was consistent with the requirements of Section 5.03(b)(ii) except for the fact that such letter was limited in form, scope or substance in order to comply with SAS 62 and any other applicable accounting rules and guidelines.

     SECTION 2. Representations and Warranties. Each of the Borrower and the Parent represents and warrants as of the effective date of this Amendment to each of the Lenders that:

          (a) Immediately before and immediately after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as if made on the effective date hereof, except to the extent such representations and warranties expressly relate to an earlier date or period.

          (b) Immediately before and immediately after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing that would not be cured by effectiveness of this Amendment No 1.

     SECTION 3. Conditions to Effectiveness. This Amendment No. 1 and the amendment and waiver contained herein shall become effective as of the date hereof when the Administrative Agent shall have received counterparts of this Amendment No. 1 that, when taken together, bear the signatures of the Borrower, the Parent, the Administrative Agent, and the Majority Lenders.

     SECTION 4. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

     SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

     SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                      BURLINGTON RESOURCES CANADA LTD.



                      By:    /s/ Daniel D. Hawk
                             ---------------------------------------------------
                             Name:  Daniel D. Hawk
                             Title:  Vice President and Treasurer



                      BURLINGTON RESOURCES INC.



                      By:    /s/ Daniel D. Hawk
                             ---------------------------------------------------
                             Name:  Daniel D. Hawk
                             Title:  Vice President and Treasurer



                      J.P. MORGAN BANK CANADA, as
                      Administrative Agent



                      By:    /s/ Drew McDonald
                             ---------------------------------------------------
                             Name:  Drew McDonald
                             Title:  Vice President


                      By:    /s/ Christine Chan
                             ---------------------------------------------------
                             Name:  Christine Chan
                             Title:  Vice President

                      JPMORGAN CHASE BANK, Toronto
                      Branch, as Lender



                      By:    /s/ Drew McDonald
                             ---------------------------------------------------
                             Name:  Drew McDonald
                             Title:  Vice President


                      By:    /s/ Christine Chan
                             ---------------------------------------------------
                             Name:  Christine Chan
                             Title:  Vice President



                      FLEET NATIONAL BANK, individually
                      and as Co-Syndication Agent



                      By:    /s/ Allison I. Rossi
                             ---------------------------------------------------
                             Name:  Allison I. Rossi
                             Title:  Vice President



                      CITIBANK CANADA, individually and as Co-Syndication Agent



                      By:    /s/ James K.G. Campbell
                             ---------------------------------------------------
                             Name:  James K.G. Campbell
                             Title:  Vice President



                      THE TORONTO-DOMINION BANK,
                      individually and as Co-Documentation Agent



                      By:    /s/ Kevin Kynoch
                             ---------------------------------------------------
                             Name:  Kevin Kynoch
                             Title:  Associate - Corporate Credit

                      BANK OF AMERICA CANADA,
                      individually and as Co-Documentation Agent



                      By:    /s/ Richard L. Stein
                             ---------------------------------------------------
                             Name:  Richard L. Stein
                             Title:  Principal



                      THE BANK OF NOVA SCOTIA



                      By:    /s/ Dan W. Lindquist
                             ---------------------------------------------------
                             Name:  Dan W. Lindquist
                             Title:  Director



                      BANK ONE, N.A. (MAIN OFFICE, CHICAGO)



                      By:    /s/ Ronald L. Dierker
                             ---------------------------------------------------
                             Name:  Ronald L. Dierker
                             Title:  Director, Capital Markets



                      BARCLAYS BANK PLC



                      By:    /s/ Nicholas A. Bell
                             ---------------------------------------------------
                             Name:  Nicholas A. Bell
                             Title:  Director

                      BNP PARIBAS



                      By:    /s/ Douglas R. Liftman
                             ---------------------------------------------------
                             Name:  Douglas R. Liftman
                             Title:  Managing Director


                      By:    /s/ Betsy Jocher
                             ---------------------------------------------------
                             Name:  Betsy Jocher
                             Title:  Vice President



                      BNP PARIBAS (CANADA)



                      By:    /s/ Paul McCuaig
                             ---------------------------------------------------
                             Name:  Paul McCuaig
                             Title:  Vice President,
                                      Energy & Project Finance


                      By:    /s/ Michael Gosselin
                             ---------------------------------------------------
                             Name:  Michael Gosselin
                             Title:  Director,
                                      Energy & Project Finance



                      MELLON BANK, N.A., CANADA BRANCH



                      By:    /s/ Wendy B.H. Bocti
                             ---------------------------------------------------
                             Name:  Wendy B.H. Bocti
                             Title:  Principal Officer

                      THE NORTHERN TRUST COMPANY



                      By:    /s/ Ashish S. Bhagwat
                             ---------------------------------------------------
                             Name:  Ashish S. Bhagwat
                             Title:  Vice President



                      ROYAL BANK OF CANADA



                      By:    /s/ Lorne Gartner
                             ---------------------------------------------------
                             Name:  Lorne Gartner
                             Title:  Vice President



                      THE ROYAL BANK OF SCOTLAND PLC



                      By:    /s/ Scott Barton
                             ---------------------------------------------------
                             Name:  Scott Barton
                             Title:  Senior Vice President



                      WACHOVIA BANK N.A.



                      By:    /s/ Philip Trinder
                             ---------------------------------------------------
                             Name:  Philip Trinder
                             Title:  Vice President



                      MIZUHO CORPORATE BANK, LTD.



                      By:    /s/ Hirofumi Sugano
                             ---------------------------------------------------
                             Name:  Hirofumi Sugano
                             Title:  Senior Vice President